Exhibit (C)(iii)(F)
First print
New South Wales
Appropriation Bill 2009
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament.
The following Bills are cognate with this Bill:
•	Appropriation (Parliament) Bill 2009
•	Appropriation (Special Offices) Bill 2009
•	State Revenue Legislation Amendment Bill 2009
Overview of Bill
The object of this Bill is to appropriate various sums of money required for the recurrent services and capital works and services of the Government during the 2009–2010 financial year.
The Bill relates to appropriations from the Consolidated Fund—the principal account of the Government for General Government transactions. The Consolidated Fund could be considered as the “public purse” and largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets.
The Bill for the 2009–2010 year contains an additional appropriation, which allocates revenue raised in connection with changes to gaming machine taxes to the Minister for Health for spending on health related services.

Appropriation Bill 2009
Explanatory note
Outline of provisions
Part 1 (clauses 1–3) provides for the name of the proposed Act (also referred to as the short title), commencement on 1 July 2009, and interpretation of references to the financial year to which the proposed Act relates.
Part 2 (clauses 4–25) provides for the appropriations for the financial year of 2009–2010. The amounts appropriated for the 2009–2010 financial year are:
(a) $44,989,326,000 for recurrent services, and
(b) $6,540,252,000 for capital works and services.
Part 3 (clauses 26 and 27) makes an additional appropriation to the Minister for Health, with this being part of the revenue raised from gaming machine taxes.
Part 4 (clauses 28–31) provides for general matters related to the appropriations set out in the proposed Act.
Clause 28 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 29 allows this function to be delegated by the Treasurer.
Clause 30 allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.
Clause 31 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.

Explanatory note page 2

First print
New South Wales
Appropriation Bill 2009
Contents

			Page
Part 1	Preliminary

	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2

Part 2	Appropriations out of the Consolidated Fund

	4	General appropriation from Consolidated Fund 2009–10 for recurrent services	3
	5	General appropriation from Consolidated Fund 2009–10 for capital works and services	3
	6	Premier, and Minister for the Arts	4
	7	Deputy Premier, Minister for Climate Change and the Environment, and Minister for Commerce	5
	8	Minister for Ageing, Minister for Disability Services, and Minister for Aboriginal Affairs	6
	9	Attorney General, and Minister for Industrial Relations	6

Appropriation Bill 2009
Contents

			Page
	10	Minister for Community Services	7
	11	Minister for Corrective Services, Minister for Public Sector Reform, and Special Minister of State	8
	12	Minister for Education and Training, and Minister for Women	8
	13	Minister for Emergency Services, and Minister for Small Business	9
	14	Minister for Fair Trading, Minister for Citizenship, and Minister Assisting the Premier on the Arts	10
	15	Minister for Gaming and Racing, and Minister for Sport and Recreation	10
	16	Minister for Health, and Minister for the Central Coast	11
	17	Minister for Housing, and Minister for Western Sydney	12
	18	Minister for Juvenile Justice, Minister for Volunteering, Minister for Youth, and Minister Assisting the Premier on Veterans’ Affairs	12
	19	Minister for Local Government, and Minister Assisting the Minister for Health (Mental Health)	13
	20	Minister for Planning, and Minister for Redfern Waterloo	13
	21	Minister for Police, Minister for Lands, and Minister for Rural Affairs	14
	22	Minister for Primary Industries, Minister for Energy, Minister for Mineral Resources, and Minister for State Development	15
	23	Minister for Roads	16
	24	Minister for Transport, and Minister for the Illawarra	17
	25	Treasurer	17

Part 3	Additional appropriation for health related services

	26	Additional appropriation from Consolidated Fund 2009–10 for recurrent services	19
	27	Special appropriation to Minister for Health—additional revenue from gaming machine taxes	19

Part 4	General

	28	Variation of authorised payments from Consolidated Fund	20
	29	Appointment of person to carry out the functions of the Treasurer under section 28	20
	30	Delayed restructures	21
	31	Tabling of Budget Papers	21
Contents page 2

New South Wales
Appropriation Bill 2009
No                     , 2009
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2009–10.
See also the Appropriation (Parliament) Bill 2009, the Appropriation (Special Offices) Bill 2009 and the State Revenue Legislation Amendment Bill 2009.

Clause 1	Appropriation Bill 2009

Part 1	Preliminary
The Legislature of New South Wales enacts:
Part 1 Preliminary
1	Name of Act
This Act is the Appropriation Act 2009.
2	Commencement
This Act commences or is taken to have commenced on 1 July 2009.
3	Interpretation
In this Act, a reference to the year 2009–10 is a reference to the year from 1 July 2009 to 30 June 2010.

Appropriation Bill 2009	Clause 4

Appropriations out of the Consolidated Fund	Part 2
Part 2 Appropriations out of the Consolidated Fund
4	General appropriation from Consolidated Fund 2009–10 for recurrent services
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 6 to 25, inclusive, as the sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for the recurrent services of the Government for the year 2009–10.
(2)	The total sum appropriated out of the Consolidated Fund for the recurrent services of the Government for the year 2009–10, in accordance with the provisions of sections 6 to 25, inclusive, is the sum of $44,989,326,000.
(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 6 to 25, inclusive, as may be determined by the Treasurer.
5	General appropriation from Consolidated Fund 2009–10 for capital works and services
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 6 to 25, inclusive, as the sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2009–10.
(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2009–10, in accordance with the provisions of sections 6 to 25, inclusive, is the sum of $6,540,252,000.
(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 6 to 25, inclusive, as may be determined by the Treasurer.

Clause 6	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
6	Premier, and Minister for the Arts
(1)	RECURRENT SERVICES: The sum of $682,014,000 is hereby appropriated to the Premier, and Minister for the Arts for the recurrent services of the following:

		$,000
01.	Department of Premier and Cabinet	267,439
02.	Independent Pricing and Regulatory Tribunal of New South Wales	16,322
03.	Natural Resources Commission	4,548
04.	Department of the Arts, Sport and Recreation	393,705

	Total, Recurrent Services	682,014

(2)	CAPITAL WORKS AND SERVICES: The sum of $21,322,000 is hereby appropriated to the Premier, and Minister for the Arts for the capital works and services of the following:

		$,000
01.	Department of Premier and Cabinet	3,552
02.	Independent Pricing and Regulatory Tribunal of New South Wales	180
03.	Natural Resources Commission	309
04.	Department of the Arts, Sport and Recreation	17,281

	Total, Capital Works and Services	21,322

Appropriation Bill 2009	Clause 7

Appropriations out of the Consolidated Fund	Part 2
7	Deputy Premier, Minister for Climate Change and the Environment, and Minister for Commerce
(1)	RECURRENT SERVICES: The sum of $837,354,000 is hereby appropriated to the Deputy Premier, Minister for Climate Change and the Environment, and Minister for Commerce for the recurrent services of the following:

		$,000
01.	Department of Environment and Climate Change	570,220
02.	Environmental Trust	94,588
03.	Royal Botanic Gardens and Domain Trust	19,090
04.	Department of Commerce	153,456

	Total, Recurrent Services	837,354

(2)	CAPITAL WORKS AND SERVICES: The sum of $47,816,000 is hereby appropriated to the Deputy Premier, Minister for Climate Change and the Environment, and Minister for Commerce for the capital works and services of the following:

		$,000
01.	Department of Environment and Climate Change	41,562
02.	Royal Botanic Gardens and Domain Trust	2,860
03.	Department of Commerce	3,394

	Total, Capital Works and Services	47,816

Clause 8	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
8	Minister for Ageing, Minister for Disability Services, and Minister for Aboriginal Affairs
(1)	RECURRENT SERVICES: The sum of $2,198,176,000 is hereby appropriated to the Minister for Ageing, Minister for Disability Services, and Minister for Aboriginal Affairs for the recurrent services of the following:

		$,000
01.	Department of Ageing, Disability and Home Care	2,172,123
02.	Department of Aboriginal Affairs	26,053

	Total, Recurrent Services	2,198,176

(2)	CAPITAL WORKS AND SERVICES: The sum of $145,510,000 is hereby appropriated to the Minister for Ageing, Minister for Disability Services, and Minister for Aboriginal Affairs for the capital works and services of the following:

		$,000
01.	Department of Ageing, Disability and Home Care	145,370
02.	Department of Aboriginal Affairs	140

	Total, Capital Works and Services	145,510

9	Attorney General, and Minister for Industrial Relations
(1)	RECURRENT SERVICES: The sum of $561,950,000 is hereby appropriated to the Attorney General, and Minister for Industrial Relations for the recurrent services of the following:

		$,000
01.	Attorney General’s Department	414,130
02.	Judicial Commission of New South Wales	4,323
03.	Legal Aid Commission of New South Wales	143,497

	Total, Recurrent Services	561,950

Appropriation Bill 2009	Clause 10

Appropriations out of the Consolidated Fund	Part 2
(2)	CAPITAL WORKS AND SERVICES: The sum of $45,627,000 is hereby appropriated to the Attorney General, and Minister for Industrial Relations for the capital works and services of the following:

		$,000
01.	Attorney General’s Department	41,877
02.	Judicial Commission of New South Wales	150
03.	Legal Aid Commission of New South Wales	3,600

	Total, Capital Works and Services	45,627

10	Minister for Community Services
(1)	RECURRENT SERVICES: The sum of $1,512,147,000 is hereby appropriated to the Minister for Community Services for the recurrent services of the following:

		$,000
01.	Department of Community Services	1,512,147

	Total, Recurrent Services	1,512,147

(2)	CAPITAL WORKS AND SERVICES: The sum of $26,378,000 is hereby appropriated to the Minister for Community Services for the capital works and services of the following:

		$,000
01.	Department of Community Services	26,378

	Total, Capital Works and Services	26,378

Clause 11	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
11	Minister for Corrective Services, Minister for Public Sector Reform, and Special Minister of State
(1)	RECURRENT SERVICES: The sum of $804,690,000 is hereby appropriated to the Minister for Corrective Services, Minister for Public Sector Reform, and Special Minister of State for the recurrent services of the following:

		$,000
01.	Department of Corrective Services	804,690

	Total, Recurrent Services	804,690

(2)	CAPITAL WORKS AND SERVICES: The sum of $130,245,000 is hereby appropriated to the Minister for Corrective Services, Minister for Public Sector Reform, and Special Minister of State for the capital works and services of the following:

		$,000
01.	Department of Corrective Services	130,245

	Total, Capital Works and Services	130,245

12	Minister for Education and Training, and Minister for Women
(1)	RECURRENT SERVICES: The sum of $10,029,317,000 is hereby appropriated to the Minister for Education and Training, and Minister for Women for the recurrent services of the following:

		$,000
01.	Department of Education and Training	9,933,258
02.	Office of the Board of Studies	96,059

	Total, Recurrent Services	10,029,317

Appropriation Bill 2009	Clause 13

Appropriations out of the Consolidated Fund	Part 2
(2)	CAPITAL WORKS AND SERVICES: The sum of $2,532,980,000 is hereby appropriated to the Minister for Education and Training, and Minister for Women for the capital works and services of the following:

		$,000
01.	Department of Education and Training	2,532,549
02.	Office of the Board of Studies	431

	Total, Capital Works and Services	2,532,980

13	Minister for Emergency Services, and Minister for Small Business
(1)	RECURRENT SERVICES: The sum of $129,554,000 is hereby appropriated to the Minister for Emergency Services, and Minister for Small Business for the recurrent services of the following:

		$,000
01.	New South Wales Fire Brigades	71,196
02.	Department of Rural Fire Service	51,165
03.	State Emergency Service	7,193

	Total, Recurrent Services	129,554

(2)	CAPITAL WORKS AND SERVICES: The sum of $7,161,000 is hereby appropriated to the Minister for Emergency Services, and Minister for Small Business for the capital works and services of the following:

		$,000
01.	New South Wales Fire Brigades	6,424
02.	Department of Rural Fire Service	310
03.	State Emergency Service	427

	Total, Capital Works and Services	7,161

Clause 14	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
14	Minister for Fair Trading, Minister for Citizenship, and Minister Assisting the Premier on the Arts
(1)	RECURRENT SERVICES: The sum of $11,944,000 is hereby appropriated to the Minister for Fair Trading, Minister for Citizenship, and Minister Assisting the Premier on the Arts for the recurrent services of the following:

		$,000
01.	Community Relations Commission of New South Wales	11,944

	Total, Recurrent Services	11,944

(2)	CAPITAL WORKS AND SERVICES: The sum of $35,000 is hereby appropriated to the Minister for Fair Trading, Minister for Citizenship, and Minister Assisting the Premier on the Arts for the capital works and services of the following:

		$,000
01.	Community Relations Commission of New South Wales	35

	Total, Capital Works and Services	35

15	Minister for Gaming and Racing, and Minister for Sport and Recreation
(1)	RECURRENT SERVICES: The sum of $7,057,000 is hereby appropriated to the Minister for Gaming and Racing, and Minister for Sport and Recreation for the recurrent services of the following:

		$,000
01.	Casino, Liquor and Gaming Control Authority	7,057

	Total, Recurrent Services	7,057

Appropriation Bill 2009	Clause 16

Appropriations out of the Consolidated Fund	Part 2
(2)	CAPITAL WORKS AND SERVICES: The sum of $70,000 is hereby appropriated to the Minister for Gaming and Racing, and Minister for Sport and Recreation for the capital works and services of the following:

		$,000
01.	Casino, Liquor and Gaming Control Authority	70

	Total, Capital Works and Services	70

16	Minister for Health, and Minister for the Central Coast
(1)	RECURRENT SERVICES: The sum of $11,475,154,000 is hereby appropriated to the Minister for Health, and Minister for the Central Coast for the recurrent services of the following:

		$,000
01.	Department of Health	11,465,281
02.	Health Care Complaints Commission	9,873

	Total, Recurrent Services	11,475,154

(2)	CAPITAL WORKS AND SERVICES: The sum of $405,446,000 is hereby appropriated to the Minister for Health, and Minister for the Central Coast for the capital works and services of the following:

		$,000
01.	Department of Health	405,446

	Total, Capital Works and Services	405,446

Clause 17	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
17	Minister for Housing, and Minister for Western Sydney
RECURRENT SERVICES: The sum of $1,944,817,000 is hereby appropriated to the Minister for Housing, and Minister for Western Sydney for the recurrent services of the following:

		$,000
01.	Payments to other Government bodies under the control of the Minister for Housing	1,944,817

	Total, Recurrent Services	1,944,817

18	Minister for Juvenile Justice, Minister for Volunteering, Minister for Youth, and Minister Assisting the Premier on Veterans’ Affairs
(1)	RECURRENT SERVICES: The sum of $166,505,000 is hereby appropriated to the Minister for Juvenile Justice, Minister for Volunteering, Minister for Youth, and Minister Assisting the Premier on Veterans’ Affairs for the recurrent services of the following:

		$,000
01.	Department of Juvenile Justice	152,036
02.	Office for Children	14,469

	Total, Recurrent Services	166,505

(2)	CAPITAL WORKS AND SERVICES: The sum of $24,560,000 is hereby appropriated to the Minister for Juvenile Justice, Minister for Volunteering, Minister for Youth, and Minister Assisting the Premier on Veterans’ Affairs for the capital works and services of the following:

		$,000
01.	Department of Juvenile Justice	23,397
02.	Office for Children	1,163

	Total, Capital Works and Services	24,560

Appropriation Bill 2009	Clause 19

Appropriations out of the Consolidated Fund	Part 2
19	Minister for Local Government, and Minister Assisting the Minister for Health (Mental Health)
(1)	RECURRENT SERVICES: The sum of $85,765,000 is hereby appropriated to the Minister for Local Government, and Minister Assisting the Minister for Health (Mental Health) for the recurrent services of the following:

		$,000
01.	Department of Local Government	85,765

	Total, Recurrent Services	85,765

(2)	CAPITAL WORKS AND SERVICES: The sum of $150,000 is hereby appropriated to the Minister for Local Government, and Minister Assisting the Minister for Health (Mental Health) for the capital works and services of the following:

		$,000
01.	Department of Local Government	150

	Total, Capital Works and Services	150

20	Minister for Planning, and Minister for Redfern Waterloo
(1)	RECURRENT SERVICES: The sum of $107,057,000 is hereby appropriated to the Minister for Planning, and Minister for Redfern Waterloo for the recurrent services of the following:

		$,000
01.	Department of Planning	72,861
02.	Sydney Olympic Park Authority	34,196

	Total, Recurrent Services	107,057

Clause 21	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
(2)	CAPITAL WORKS AND SERVICES: The sum of $9,975,000 is hereby appropriated to the Minister for Planning, and Minister for Redfern Waterloo for the capital works and services of the following:

		$,000
01.	Department of Planning	3,164
02.	Sydney Olympic Park Authority	6,811

	Total, Capital Works and Services	9,975

21	Minister for Police, Minister for Lands, and Minister for Rural Affairs
(1)	RECURRENT SERVICES: The sum of $2,237,453,000 is hereby appropriated to the Minister for Police, Minister for Lands, and Minister for Rural Affairs for the recurrent services of the following:

		$,000
01.	Ministry for Police	7,163
02.	NSW Police Force	2,131,973
03.	New South Wales Crime Commission	15,372
04.	Police Integrity Commission	17,780
05.	Department of Lands	65,165

	Total, Recurrent Services	2,237,453

Appropriation Bill 2009	Clause 22

Appropriations out of the Consolidated Fund	Part 2
(2)	CAPITAL WORKS AND SERVICES: The sum of $140,645,000 is hereby appropriated to the Minister for Police, Minister for Lands, and Minister for Rural Affairs for the capital works and services of the following:

		$,000
01.	Ministry for Police	69
02.	NSW Police Force	136,831
03.	New South Wales Crime Commission	1,561
04.	Police Integrity Commission	1,790
05.	Department of Lands	394

	Total, Capital Works and Services	140,645

22	Minister for Primary Industries, Minister for Energy, Minister for Mineral Resources, and Minister for State Development
(1)	RECURRENT SERVICES: The sum of $1,228,127,000 is hereby appropriated to the Minister for Primary Industries, Minister for Energy, Minister for Mineral Resources, and Minister for State Development for the recurrent services of the following:

		$,000
01.	Department of Primary Industries	234,078
02.	New South Wales Rural Assistance Authority	258,954
03.	Department of Water and Energy	480,869
04.	Department of State and Regional Development	254,226

	Total, Recurrent Services	1,228,127

Clause 23	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
(2)	CAPITAL WORKS AND SERVICES: The sum of $37,438,000 is hereby appropriated to the Minister for Primary Industries, Minister for Energy, Minister for Mineral Resources, and Minister for State Development for the capital works and services of the following:

		$,000
01.	Department of Primary Industries	30,860
02.	New South Wales Rural Assistance Authority	50
03.	Department of Water and Energy	6,049
04.	Department of State and Regional Development	479

	Total, Capital Works and Services	37,438

23	Minister for Roads
(1)	RECURRENT SERVICES: The sum of $1,563,835,000 is hereby appropriated to the Minister for Roads for the recurrent services of the following:

		$,000
01.	Roads and Traffic Authority of New South Wales	1,563,835

	Total, Recurrent Services	1,563,835

(2)	CAPITAL WORKS AND SERVICES: The sum of $2,456,187,000 is hereby appropriated to the Minister for Roads for the capital works and services of the following:

		$,000
01.	Roads and Traffic Authority of New South Wales	2,456,187

	Total, Capital Works and Services	2,456,187

Appropriation Bill 2009	Clause 24

Appropriations out of the Consolidated Fund	Part 2
24	Minister for Transport, and Minister for the Illawarra
(1)	RECURRENT SERVICES: The sum of $4,364,122,000 is hereby appropriated to the Minister for Transport, and Minister for the Illawarra for the recurrent services of the following:

		$,000
01.	Ministry of Transport	4,346,222
02.	Independent Transport Safety and Reliability Regulator	15,785
03.	Office of Transport Safety Investigations	2,115

	Total, Recurrent Services	4,364,122

(2)	CAPITAL WORKS AND SERVICES: The sum of $14,743,000 is hereby appropriated to the Minister for Transport, and Minister for the Illawarra for the capital works and services of the following:

		$,000
01.	Ministry of Transport	14,723
02.	Office of Transport Safety Investigations	20

	Total, Capital Works and Services	14,743

25	Treasurer
(1)	RECURRENT SERVICES: The sum of $5,042,288,000 is hereby appropriated to the Treasurer for the recurrent services of the following:

		$,000
01.	Treasury	175,844
02.	Crown Finance Entity	4,566,444
03.	Advance to the Treasurer	300,000

	Total, Recurrent Services	5,042,288

Clause 25	Appropriation Bill 2009

Part 2	Appropriations out of the Consolidated Fund
(2)	CAPITAL WORKS AND SERVICES: The sum of $493,964,000 is hereby appropriated to the Treasurer for the capital works and services of the following:

		$,000
01.	Treasury	9,461
02.	Crown Finance Entity	344,503
03.	Advance to the Treasurer	140,000

	Total, Capital Works and Services	493,964

Appropriation Bill 2009	Clause 26

Additional appropriation for health related services	Part 3

Part 3	Additional appropriation for health related services
26	Additional appropriation from Consolidated Fund 2009—10 for recurrent services
(1)	Out of the Consolidated Fund there is hereby appropriated the sum identified in section 27, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the use and purpose expressed in that section for the recurrent services of the Government for the year 2009—10.

(2)	The total sum appropriated out of the Consolidated Fund in accordance with the provisions of this Part is the sum of $236,000,000.

(3)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(4)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 27 as may be determined by the Treasurer.
27	Special appropriation to Minister for Health—additional revenue from gaming machine taxes
RECURRENT SERVICES: The sum of $236,000,000 is hereby appropriated to the Minister for Health for the recurrent services of the following:

		$,000
01.	Department of Health	236,000

	Total, Recurrent Services	236,000

Note. This Part allocates additional revenue raised in connection with changes to gaming machine taxes to the Minister for Health for spending on recurrent health related services.

Clause 28	Appropriation Bill 2009

Part 4	General
Part 4      General
28	Variation of authorised payments from Consolidated Fund
(1)	In this section, purpose means a purpose specified in Part 2 or 3 in relation to a Minister to which a sum is appropriated for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under Part 2 or 3 for a purpose may not be made in excess of the sum specified for the purpose or, if the same purpose is specified in Parts 2 and 3, the total sum specified for that purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum or total sum specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4) and (5).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	A sum appropriated under Part 3 may only be paid out for a purpose specified in Part 3.

(6)	This section does not apply to sums appropriated by another Act.

(7)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(8)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(9)	An authorisation under this section may be given before or after the relevant payment is made.
29	Appointment of person to carry out the functions of the Treasurer under section 28
(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 28.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

Appropriation Bill 2009	Clause 30

General	Part 4
(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 28 (8) of informing the Auditor-General of every authorisation given by the person under section 28.
30      Delayed restructures
(1)	Without limiting section 28, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after 1 July 2009 because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.
31      Tabling of Budget Papers
(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2009—10 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

First print
New South Wales
Appropriation (Parliament) Bill 2009
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2009.
Overview of Bill
The object of this Bill is to appropriate out of the Consolidated Fund the following sums for the recurrent services and capital works and services of the Legislature for the year 2009—10:

Recurrent Services	$104,322,000
Capital Works and Services	$3,836,000

Appropriation (Parliament) Bill 2009
Explanatory note
The amount appropriated is intended to be applied to the following services/functions:

	Recurrent	Capital Works
	Services	and Services
Chamber and Committee Support	$13,874,000	$530,000
Members’ Support	$84,981,000	$2,206,000
Community Access	$5,467,000	$1,100,000

Total	$104,322,000	$3,836,000

Outline of provisions
Clause 1 sets out the name (also called the short title) of the proposed Act.
Clause 2 provides for the commencement of the proposed Act on 1 July 2009.
Clause 3 provides for interpretation of references to the 2009—10 financial year and other matters of interpretation.
Clause 4 provides for the appropriation out of the Consolidated Fund, for the recurrent services of the Legislature for the year 2009—10, of the amount of $104,322,000.
Clause 5 provides for the appropriation out of the Consolidated Fund, for the capital works and services of the Legislature for the year 2009—10, of the amount of $3,836,000.

Explanatory note page 2

First print
New South Wales
Appropriation (Parliament) Bill 2009
Contents

Page
1 Name of Act	2
2 Commencement	2
3 Interpretation	2
4 Appropriation for recurrent services	2
5 Appropriation for capital works and services	2

New South Wales
Appropriation (Parliament) Bill 2009
No     , 2009
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Legislature for the year 2009—10.

Clause 1	Appropriation (Parliament) Bill 2009
The Legislature of New South Wales enacts:
1	Name of Act
This Act is the Appropriation (Parliament) Act 2009.
2	Commencement
This Act commences or is taken to have commenced on 1 July 2009.
3	Interpretation
(1)	In this Act, a reference to the year 2009—10 is a reference to the year from 1 July 2009 to 30 June 2010.

(2)	A reference in the Public Finance and Audit Act 1983 to an or the Appropriation Act includes a reference to this Act.
4	Appropriation for recurrent services
(1)	This Act appropriates the sum of $104,322,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2009—10.

(2)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.
5	Appropriation for capital works and services
(1)	This Act appropriates the sum of $3,836,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2009—10.

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.

First print
New South Wales
Appropriation (Special Offices)
Bill 2009
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament. This Bill is cognate with the Appropriation Bill 2009.
Overview of Bill
The object of this Bill is to appropriate out of the Consolidated Fund the following sums for the recurrent services and capital works and services for the year 2009—10 of the offices specified:

	Recurrent	Capital Works
	Services	and Services

Independent Commission Against Corruption	$16,800,000	$290,000
Ombudsman’s Office	$19,827,000	$785,000
New South Wales Electoral Commission	$15,137,000	$5,974,000
Office of the Director of Public Prosecutions	$85,003,000	$10,713,000

Appropriation (Special Offices) Bill 2009
Explanatory note
Outline of provisions
Clause 1 sets out the name (also called the short title) of the proposed Act.
Clause 2 provides for the commencement of the proposed Act on 1 July 2009.
Clause 3 makes provision for interpretation of references to the 2009—10 financial year and other matters of interpretation.
Clauses 4—7 provide for the appropriations for the year 2009—10 in respect of the offices mentioned in the Overview, in the amounts described in the Overview. The total amounts appropriated are:
(a)	$136,767,000 for recurrent services, and

(b)	$17,762,000 for capital works and services.
Clause 8 enables the Treasurer to authorise payment for a purpose in excess of the sum appropriated for the purpose, in specified circumstances.
Clause 9 allows that function to be delegated by the Treasurer.
Clause 10 mirrors a provision that is contained in the Appropriation Act 2009 that allows the Treasurer to apply an appropriation differently in the event that responsibility for a service or function is transferred.
Explanatory note page 2

First print
New South Wales
Appropriation (Special Offices)
Bill 2009
Contents

		Page
1	Name of Act	2
2	Commencement	2
3	Interpretation	2
4	Appropriation from Consolidated Fund 2009—10 for recurrent services of certain offices	2
5	Appropriation from Consolidated Fund 2009—10 for capital works and services of certain offices	2
6	Premier	3
7	Attorney General	3
8	Variation of authorised payments from Consolidated Fund	4
9	Appointment of person to carry out the functions of the Treasurer under section 8	4
10	Delayed restructures	5

New South Wales
Appropriation (Special Offices)
Bill 2009
No     , 2009
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of certain offices for the year 2009—10.

Clause 1	Appropriation (Special Offices) Bill 2009
The Legislature of New South Wales enacts:
1	Name of Act
This Act is the Appropriation (Special Offices) Act 2009.
2	Commencement
This Act commences or is taken to have commenced on 1 July 2009.
3	Interpretation
(1)	In this Act, a reference to the year 2009—10 is a reference to the year from 1 July 2009 to 30 June 2010.

(2)	A reference in the Public Finance and Audit Act 1983 to an or the Appropriation Act includes a reference to this Act.
4	Appropriation from Consolidated Fund 2009—10 for recurrent services of certain offices
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 6 and 7, as the sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2009—10.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2009—10, in accordance with the provisions of sections 6 and 7, is the sum of $136,767,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2009 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 6 and 7, as may be determined by the Treasurer.
5	Appropriation from Consolidated Fund 2009—10 for capital works and services of certain offices
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 6 and 7, as the sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2009—10.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2009—10, in accordance with the provisions of sections 6 and 7, is the sum of $17,762,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after

Appropriation (Special Offices) Bill 2009	Clause 6
1 July 2009 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 6 and 7, as may be determined by the Treasurer.
6	Premier
(1)	RECURRENT SERVICES: The sum of $51,764,000 is hereby appropriated to the Premier for the recurrent services of the following:

$,000
01. Independent Commission Against Corruption	16,800

02. Ombudsman’s Office	19,827

03. New South Wales Electoral Commission	15,137

Total, Recurrent Services	51,764

(2)	CAPITAL WORKS AND SERVICES: The sum of $7,049,000 is hereby appropriated to the Premier for the capital works and services of the following:

$,000
01. Independent Commission Against Corruption	290

02. Ombudsman’s Office	785

03. New South Wales Electoral Commission	5,974

Total, Capital Works and Services	7,049

7	Attorney General
(1)	RECURRENT SERVICES: The sum of $85,003,000 is hereby appropriated to the Attorney General for the recurrent services of the following:

$,000
01. Office of the Director of Public Prosecutions	85,003

Total, Recurrent Services	85,003

Clause 8	Appropriation (Special Offices) Bill 2009
(2)	CAPITAL WORKS AND SERVICES: The sum of $10,713,000 is hereby appropriated to the Attorney General for the capital works and services of the following:

$,000
01. Office of the Director of Public Prosecutions	10,713

Total, Capital Works and Services	10,713

8	Variation of authorised payments from Consolidated Fund
(1)	In this section, purpose means a purpose specified in section 6 or 7 in relation to a Minister to which a sum is appropriated for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under section 6 or 7 for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the amount specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsection (4).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	This section does not apply to sums appropriated by another Act.

(6)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(7)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(8)	An authorisation under this section may be given before or after the relevant payment is made.
9	Appointment of person to carry out the functions of the Treasurer under section 8
(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 8.

Appropriation (Special Offices) Bill 2009	Clause 10
(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

(3)	The Treasurer may revoke any such appointment at any time.

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 8 (7) of informing the Auditor-General of every authorisation given by the person under section 8.
10	Delayed restructures
(1)	Without limiting section 8, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after 1 July 2009 because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.